UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

STAAR Surgical Company

(Name of Registrant as Specified In Its Charter)

Broadwood Partners, L.P.

Broadwood Capital, Inc.

Neal C. Bradsher

Richard T. LeBuhn

Natalie R. Capasso

Raymond A. Myers

Jason J. Martin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On October 22, 2025, Broadwood Partners, L.P., collectively with its affiliates, and the other parties named therein filed with the U.S. Securities and Exchange Commission (the “SEC”) an Amendment No. 39 to their Schedule 13D with respect to STAAR Surgical Company (the “Company”), a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference, and issued a press release, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Special Meeting of Stockholders Scheduled for October 23, 2025

Broadwood Partners, L.P., Broadwood Capital, Inc., Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of the Company in connection with the special meeting of stockholders scheduled for October 23, 2025 (including any adjournments, postponements, reschedulings or continuations thereof, the “Special Meeting”). The Participants have filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GREEN Proxy Card to be used in connection with any such solicitation of proxies from the Company’s stockholders for the Special Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The Definitive Proxy Statement and accompanying GREEN Proxy Card have been furnished to some or all of Company’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Special Meeting of Stockholders to Remove Members of the Board

The Participants also intend to file a definitive proxy statement and an accompanying GREEN Proxy Card with the SEC to be used to solicit proxies with respect to removing members of the Board and any other proposals that may come before a future and yet to be called or otherwise scheduled special meeting of stockholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Stockholder Meeting”). The Stockholder Meeting will be separate, distinct and unrelated to the Special Meeting, and the Participants believe that the Stockholder Meeting will have no effect on the outcome of the Special Meeting. The Participants do not believe that there is any lawful reason that would prevent or prohibit the Participants from calling the Stockholder Meeting, regardless of the outcome of the stockholder vote at the Special Meeting, and do not make any representation related to whether the Company may contest, or otherwise challenge, the Participants’ ability to call the Stockholder Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE STOCKHOLDER MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all of the Company’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on October 22, 2025 and is available here.

Exhibit 1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 39)

STAAR SURGICAL CO

(Name of Issuer)

Common Stock, par value $0.01 per share

(Title of Class of Securities)

852312305

(CUSIP Number)

Neal C. Bradsher

c/o Broadwood Capital, Inc., 156 West 56th Street, 3rd Floor,

New York, NY, 10019

(212) 508-5735

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

10/21/2025

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Broadwood Partners, L.P.
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions) WC
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization DELAWARE

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 13,519,491.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 13,519,491.00

11	Aggregate amount beneficially owned by each reporting person 13,519,491.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 27.4%
14	Type of Reporting Person (See Instructions) PN

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Broadwood Capital, Inc.
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions) AF
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization NEW YORK

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 13,519,491.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 13,519,491.00

11	Aggregate amount beneficially owned by each reporting person 13,519,491.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 27.4%
14	Type of Reporting Person (See Instructions) CO, IA

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Neal C. Bradsher
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions) AF, PF
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 25,900.00
	8	Shared Voting Power 13,519,491.00
	9	Sole Dispositive Power 25,900.00
	10	Shared Dispositive Power 13,519,491.00

11	Aggregate amount beneficially owned by each reporting person 13,545,391.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 27.4%
14	Type of Reporting Person (See Instructions) IN, HC

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Richard T. LeBuhn
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions) PF
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 21,280.00
	8	Shared Voting Power 6.00
	9	Sole Dispositive Power 21,280.00
	10	Shared Dispositive Power 6.00

11	Aggregate amount beneficially owned by each reporting person 21,286.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☒
13	Percent of class represented by amount in Row (11) 0.0%
14	Type of Reporting Person (See Instructions) IN

Comment for Type of Reporting Person:	Box 11 - Does not include 2,532 Shares over which Mr. LeBuhn does not have direct or indirect beneficial ownership. Such shares are held in three separate irrevocable trusts for Mr. LeBuhn's daughters in which Mr. LeBuhn has no voting or dispositive power and disclaims any beneficial ownership interest in such shares.

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Natalie R. Capasso
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00

11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Raymond A. Myers
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00

11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

CUSIP No. 852312305

1	Name of reporting person Jason J. Martin
2	Check the appropriate box if a member of a Group (See Instructions) ☐ (a) ☒ (b)
3	SEC use only
4	Source of funds (See Instructions)
5	Check if disclosure of legal proceedings is required pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or place of organization UNITED STATES

Number of Shares Beneficially Owned by Each Reporting Person With:	7	Sole Voting Power 0.00
	8	Shared Voting Power 0.00
	9	Sole Dispositive Power 0.00
	10	Shared Dispositive Power 0.00

11	Aggregate amount beneficially owned by each reporting person 0.00
12	Check if the aggregate amount in Row (11) excludes certain shares (See Instructions) ☐
13	Percent of class represented by amount in Row (11) 0%
14	Type of Reporting Person (See Instructions) IN

SCHEDULE 13D

Item 1.	Security and Issuer

(a)	Title of Class of Securities:

Common Stock, par value $0.01 per share

(b)	Name of Issuer:

STAAR SURGICAL CO

(c)	Address of Issuer's Principal Executive Offices:

25510 Commercentre Drive, Lake Forest, CA 92630

Item 1 Comment:	This Amendment No. 39 to the Schedule 13D ("Amendment No. 39"), amends and supplements the statement on Schedule 13D filed with the U.S. Securities and Exchange Commission (the "SEC") on October 12, 2004, (the "Original Schedule 13D," as amended, the "Schedule 13D") with respect to shares of common stock, par value $0.01 per share (the "Shares") of STAAR Surgical Company (the "Issuer"). Capitalized terms used but not otherwise defined in this Amendment No. 39 have the meanings set forth in the Schedule 13D.

Item 4.	Purpose of Transaction

Item 4 is hereby amended and supplemented by the addition of the following:

On October 21, 2025, the Reporting Persons notified the Board of their intent to call a special meeting of stockholders for the purpose of removing several of the Issuer's directors, whose identities have yet to be determined by the Reporting Persons, from the Board and cautioned the Board not to take any procedural or substantive actions with respect to the Proposed Merger in advance of the stockholder vote at the Special Meeting scheduled for October 23, 2025 (such notification to the Board, the "October 21 Correspondence"). As part of the October 21 Correspondence, the Reporting Persons also referenced the ongoing contested solicitation in connection with the Reporting Persons' opposition to stockholder approval of the Merger Agreement Proposal and the Compensation Proposal to be considered at the Special Meeting and shared with the Issuer certain views from the Reporting Persons' proxy solicitor about the Special Meeting. As of the date hereof, the Issuer had not yet responded to the October 21 Correspondence.

The special meeting to remove several of the Issuer's directors will be separate, distinct and unrelated to the Special Meeting and the Reporting Persons believe that this potential special meeting of stockholders will have no effect on the outcome of the Special Meeting. Regardless of the outcome of the stockholder vote on the Merger Agreement Proposal and the Compensation Proposal at the Special Meeting, the Reporting Persons believe they are entitled to call a special meeting to remove several of the Issuer's directors thereafter under the Issuer's governing documents and applicable state law. The Reporting Persons' take no position on how, or if, the Issuer will contest, or otherwise challenge, the Reporting Persons' ability to call a special meeting of stockholders to remove several directors.

The Reporting Persons may consider and/or make other proposals (whether preliminary or final) with respect to meetings of stockholders. The Reporting Persons intend to communicate with the Issuer's management and Board about, and may enter into negotiations and agreements with them regarding, the foregoing and to communicate with other stockholders or third parties, including potential director and management candidates, regarding the Issuer. The Reporting Persons may exchange information with any such persons pursuant to appropriate confidentiality or similar agreements.

The Reporting Persons intend to file a proxy statement and accompanying proxy card with the SEC to be used to solicit proxies with respect to the removal of several of the Issuer's directors and other proposals that may come before a future and yet to be called or otherwise scheduled special meeting of stockholders. Notwithstanding such intent, the Reporting Persons may change their intentions with respect to any and all matters referred to in this Item 4.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Broadwood Partners, L.P.

Signature:	/s/ Neal C. Bradsher
Name/Title:	Neal C. Bradsher, President of Broadwood Capital, Inc.
Date:	10/22/2025

Broadwood Capital, Inc.

Signature:	/s/ Neal C. Bradsher
Name/Title:	Neal C. Bradsher, President
Date:	10/22/2025

Neal C. Bradsher

Signature:	/s/ Neal C. Bradsher
Name/Title:	Neal C. Bradsher
Date:	10/22/2025

Richard T. LeBuhn

Signature:	/s/ Richard T. LeBuhn
Name/Title:	Richard T. LeBuhn
Date:	10/22/2025

Natalie R. Capasso

Signature:	/s/ Natalie R. Capasso
Name/Title:	Natalie R. Capasso
Date:	10/22/2025

Raymond A. Myers

Signature:	/s/ Raymond A. Myers
Name/Title:	Raymond A. Myers
Date:	10/22/2025

Jason J. Martin

Signature:	/s/ Jason J. Martin
Name/Title:	Jason J. Martin
Date:	10/22/2025

Exhibit 2

Broadwood Partners Intends to Call Special Meeting to Remove Several STAAR Surgical Directors

Cautions Board Against Taking Any Substantive or Procedural Action on Alcon Transaction or
Delaying Shareholder Vote

Calls for Board Refresh to Rebuild Shareholder Trust After Deeply Flawed Sales Process

NEW YORK--(BUSINESS WIRE)--Broadwood Partners, L.P. and its affiliates (“Broadwood” or “we”), which owns 27.5% of the outstanding common stock of STAAR Surgical Company (“STAAR” or the “Company”) (NASDAQ: STAA), notified the Company’s Board of Directors (the “Board”) yesterday that it intends to call a Special Meeting of STAAR shareholders for the purpose of removing several directors.

Neal C. Bradsher, Broadwood Founder and President, said:

“We informed the Board yesterday of our intention to call a Special Meeting of shareholders for the purpose of removing several directors in light of the overwhelming opposition to the proposed acquisition of STAAR by Alcon.

We once again caution the Board against taking any steps to delay a vote on the proposed transaction or making any last-minute changes to the transaction without substantial input from and alignment with shareholders.

It is clear to us that the Board no longer has the confidence of shareholders, and that new directors are needed to properly steward the Company and restore shareholder trust.

We anticipate that a refreshed Board would consider, among other matters, how to run a full, fair, independent, and open strategic alternatives process to maximize value that is untainted by the process issues and conflicts of interest that afflicted this proposed transaction with Alcon.”

Broadwood encourages its fellow shareholders to review its materials at www.LetSTAARShine.com and to vote on the GREEN Proxy Card “AGAINST” the proposed acquisition of STAAR by Alcon Inc.

About Broadwood

Broadwood Partners, L.P. is managed by Broadwood Capital, Inc. Broadwood Capital is a private investment firm based in New York City. Neal C. Bradsher is the President of Broadwood Capital.

Certain Information Concerning the Participants

Special Meeting of Shareholders Scheduled for October 23, 2025

Broadwood Partners, L.P., Broadwood Capital, Inc., Neal C. Bradsher, Richard T. LeBuhn, Natalie R. Capasso, Raymond A. Myers and Jason J. Martin (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of STAAR in connection with the special meeting of shareholders scheduled for October 23, 2025 (including any adjournments, postponements, reschedulings or continuations thereof, the “Special Meeting”). The Participants have filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and accompanying GREEN Proxy Card to be used in connection with any such solicitation of proxies from the Company’s shareholders for the Special Meeting. SHAREHOLDERS OF STAAR ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS HAVE FILED OR WILL FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The Definitive Proxy Statement and accompanying GREEN Proxy Card have been furnished to some or all of STAAR’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Special Meeting of Shareholders to Remove Members of the Board

The Participants also intend to file a definitive proxy statement and an accompanying GREEN Proxy Card with the SEC to be used to solicit proxies with respect to removing members of the Board and any other proposals that may come before a future and yet to be called or otherwise scheduled special meeting of shareholders (including any adjournments, postponements, reschedulings or continuations thereof, the “Shareholder Meeting”). The Shareholder Meeting will be separate, distinct and unrelated to the Special Meeting, and the Participants believe that the Shareholder Meeting will have no effect on the outcome of the Special Meeting. The Participants do not believe that there is any lawful reason that would prevent or prohibit the Participants from calling the Shareholder Meeting, regardless of the outcome of the shareholder vote at the Special Meeting, and do not make any representation related to whether the Company may contest, or otherwise challenge, the Participants’ ability to call the Shareholder Meeting. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTICIPANTS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ABOUT THE MATTERS TO BE VOTED ON AT THE SHAREHOLDER MEETING AND ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at https://www.sec.gov/.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by the Participants with the SEC on October 22, 2025 and is available here.

Contacts

Investor Contacts
John Ferguson / Joseph Mills
Saratoga Proxy Consulting LLC
jferguson@saratogaproxy.com
jmills@saratogaproxy.com
(212) 257-1311
(888) 368-0379

Media Contacts
Scott Deveau / Jeremy Jacobs
August Strategic Communications
Broadwood@AugustCo.com
(323) 892-5562